UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
February 21, 2007	0-51715

SPORT-HALEY, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue
Denver, Colorado 80216
303/320-8800
(Address of principal executive
offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2007, effective immediately, the board of directors of Sport-Haley, Inc. (“the Company”) and the shareholders, pursuant to the proxies received granting general discretion to consider and transact other business coming before the annual meeting of shareholders held on February 21, 2007, approved an amendment to the Company’s Amended and Restated Bylaws, Article III, Section 2, second paragraph to state: “Directors shall be elected at each annual meeting of shareholders, or at a special meeting called for that purpose. . .”  Previously, this Section of the Bylaws stated that “Directors shall be elected at each annual meeting of shareholders. . .”  The amendment was unanimously approved by the directors and by an overwhelming majority of shareholders, by proxy and in person.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: February 22, 2007	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer